UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

PROPANC HEALTH GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 6 Butler Street Camberwell, VIC, 3124 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 61 03 9882 6723

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 16, 2017, the stockholders of record of a majority of the outstanding shares of voting stock of Propanc Health Group Corporation (the “Company”) executed and delivered to the Company a written consent in lieu of a stockholders’ meeting (the “Consent”). The Consent authorized the following actions:

1.       A reverse stock split of the issued and outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), by a ratio of not less than 1-for-10 and not more than 1-for-250 (the “Reverse Split”). The Reverse Split may be effected at any time, with the exact ratio to be determined at a whole number within the range disclosed in the previous sentence, by the Company’s Board of Directors in its sole discretion. Further, the Company’s Board of Directors may, also in its sole discretion, determine whether or not a Reverse Split is effected at all.

2.       The reduction in the number of authorized shares of Common Stock from 2,000,000,000 to 100,000,000 and the reduction in the number of authorized shares of preferred stock of the Company, par value $0.01 per share, from 10,000,000 to 1,500,005.

The Company’s Board of Directors will determine the timing to execute a reverse stock split, based on recent progress and anticipated upcoming milestones, including the:

•	Expected completion of a GLP toxicity study for the Company’s lead product, PRP, and subsequent preparation for First-In-Man studies; and

•	Execution of a strategy to address the Company’s capital structure, reduce debt and raise additional capital sufficient to progress PRP through clinical development.

By undertaking these steps, the Company’s management team hopes to better position the Company for an up-listing of its common stock to a national exchange to ensure the long-term future of the Company and create value for its stockholders.

As the majority stockholders have approved the actions described above through execution of the Consent in accordance with Section 228 of the Delaware General Corporation Law, the Company will not solicit votes from any other stockholders, and will not convene a meeting of the stockholders, to further approve them.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “anticipate,” “believe,” “intend,” “plan,” “predict,” “outlook,” “objective,” hope,” “forecast,” “target,” “continue,” “will,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that the Company expects or anticipates will occur in the future are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control and are described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. Forward-looking statements provide the Company’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made, but the Company can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. The Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2017

PROPANC HEALTH GROUP CORPORATION

By:	/s/ James Nathanielsz
James Nathanielsz
President and Chief Executive Officer

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